NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF


     	               ARROW-MAGNOLIA INTERNATIONAL, INC.
                           2646 Rodney Lane
                          Dallas, Texas 75229


     	                 To be Held May 24, 2000

	Notice is hereby given that the Annual Meeting of Shareholders of Arrow-Magnolia International, Inc. will be held on Wednesday, May
24, 2000 at 10:00 a.m., Dallas, Texas time at 2646 Rodney Lane, Dallas, Texas 75229, for the following purposes:

	1.	To elect a Board of Directors of five (5) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of shareholders and until their successors are elected; and

	2.	To transact such procedural matters as may properly be brought before the meeting or any adjournment or adjournments thereof.

	Said meeting may be adjourned from time to time without other notice than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

	The Board of Directors has fixed May 3, 2000 as the date for taking of a record of the shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

	Enclosed is a form of Proxy solicited by the Board of Directors of the Company. Shareholders who do not plan to attend the meeting in person are requested to date, sign and return the enclosed Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your Proxy may be revoked at any time before it is exercised and will not be used if you attend the meeting and prefer to vote in person.


                               BY ORDER OF THE BOARD OF
                               DIRECTORS


                               MORRIS SHWIFF
           	                   Chairman of the Board



Dallas, Texas
April 28, 2000

   	             ARROW-MAGNOLIA INTERNATIONAL, INC.
	                        2646 Rodney Lane
	                      Dallas, Texas 75229

     	                   PROXY STATEMENT

    	        Solicitation by the Board of Directors
                of Proxies from Shareholders for
               the Annual Meeting of Shareholders
                   to be held on May 24, 2000

	The Board of Directors of Arrow-Magnolia International, Inc. (hereinafter called the "Company") solicits your proxy in the enclosed form, which you are requested to fill out, sign as indicated and return to the Company in the enclosed, self-addressed envelope, which requires no postage if mailed in the United States. You are encouraged to return your completed proxy whether or not you intend to attend the meeting in person.

	Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date. Any written revocation may be delivered in person or mailed to the Company at 2646 Rodney Lane, Dallas, Texas 75229, Attn: President. A shareholder who attends the Annual Meeting in person may revoke his proxy at the Annual Meeting and vote in person if he so desires.

	Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. The approximate day on which this Proxy Statement and form of proxy will be sent to security holders is May 8, 2000.

	May 3, 2000 has been fixed as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. At the close of business on that date, 3,248,566 shares of Common Stock, par value $0.10 per share, (the "Common Stock"), were issued and outstanding, each share entitling the holder thereof to one vote. Cumulative voting in the election of Directors is not allowed.

	Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting.  Because
Directors are elected by a plurality of the votes cast by shareholders, abstentions and broker non-votes are not counted and have no effect in determining which candidates have received the highest number of votes and are elected, except in affecting the total number of votes cast for a nominee.
With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

	All shares of the Company represented by proxies relating to shares of the Common Stock received in time and in proper form and condition and not revoked will be voted as specified in the proxy, or in the absence of specific direction, the proxy will be voted by the person designated therein:

  1. FOR the election as Directors of the Company of the five (5) nominees named below to hold office until the next annual meeting of shareholders and until their respective successors shall be duly elected. In the event any of such nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

	The management knows of no other matters to be submitted to the 2000 Annual
Meeting with respect to which the shareholders are entitled to vote, but if other procedural matters do properly come before the meeting, the persons named in the proxy will vote according to their best judgment.

       	               SECURITIES OWNERSHIP OF
	              CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth information regarding the Company's Common Stock owned at May 3, 2000, by (i) each shareholder known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's Directors or nominees for Director, and (iii) all officers, Directors and nominees as a group. All of the officers, Directors and nominees of the Company, who as a group own beneficially 61.2% of the Company's Common Stock and 54.2% of the Company's outstanding Common Stock, have indicated their intention to vote for each of the nominees to be presented to the shareholders at the Annual Meeting. These votes, when cast, will be sufficient to assure election of each of the nominees regardless of whether other shareholders vote for or against or do not vote with respect to the nominees.

Name and Address             Number of Shares             Percent
of Beneficial Owner          Beneficially Owned           of Class
Morris Shwiff
2646 Rodney Lane
Dallas, Texas 75229              1,066,608  (1)               30.9%

Mark I. Kenner
2646 Rodney Lane
Dallas, Texas 75229                751,066  (2)               21.8%

Fred Kenner
2646 Rodney Lane
Dallas, Texas 75229                464,615  (3)               13.5%

Shoreline Micro-Cap Fund I
c/o William Blair & Co.
222 West Adams
Chicago, Illinois 60606            199,700                    6.1%

Robert D. DeRosier                  54,970                    1.7%

Clifton R. Duke                      9,925                      *

All Officers,
Directors and
Nominees as a Group(Five Persons) 2,347,184 (4)              61.2%

*Less than 1%

(1)	Includes 204,974 shares which may be acquired upon exercise of an option.

(2)	Includes 193,261 shares which may be acquired upon exercise of an option.

(3)	Includes 187,404 shares which may be acquired upon exercise of an option.

(4)	Includes 585,639 shares which may be acquired upon exercise of options.

             ELECTION OF DIRECTORS AND INFORMATION
                 AS TO DIRECTORS AND NOMINEES

	At the 2000 Annual Meeting, the shareholders of the Company will elect five
(5) Directors, in each case to hold office until the next annual meeting and until their respective successors shall be duly elected. There will be submitted by the Board of Directors of the 2000 Annual Meeting for election as Directors the following five (5) nominees:

	Morris Shwiff
	Mark I. Kenner
	Fred Kenner
	Robert D. DeRosier
	Clifton R. Duke

	The Directors, nominees and executive officers of the Company are as follows:

	Name                Age            Position With Registrant

	Morris Shwiff        78            Chairman of the Board and Director

	Mark I. Kenner       68            Director, Vice Chairman and Chief
                                         Executive Officer

	Fred Kenner          47            Director, President and Chief Operating
                                         Officer

	Robert D. DeRosier   73            Director

	Clifton R. Duke      65            Director


	Each of the nominees was elected a Director of the Company on May 27, 1999 and will hold his position until his successor is elected.

	Each of the above named officers was elected to his respective office with the Company by the Board of Directors of the Company on May 27, 1999, and serves as an officer of the Company at the discretion of the Board of Directors. Mr. Mark I. Kenner is the father of Mr. Fred Kenner, but there is no other family relationship between any of the executive officers or Directors of the Company.

	The principal occupation and employment during the past five years of the Directors and each of the executive officers of the Company are as follows:

	Morris Shwiff has served as Chairman of the Board of Directors of the Company since December 1985. Until February 17, 1999, Mr. Shwiff also served as President. For more than five years prior to December 1985, Mr. Shwiff was a Director, President and principal stockholder of Arrow Chemical Corporation, which corporation was acquired by the Company in December, 1985.

	Mark I. Kenner has served as Director, Vice Chairman and Chief Executive Officer since February 17, 1999. Prior to that time, he had served as Executive Vice President of the Company ssince December 1985. For more than five years prior to December 1985, Mr. Kenner was a Director, Vice President and stockholder of Arrow Chemical Corporation.

	Fred Kenner has served as Director and President of the Company since February 17, 1999. Prior to that time, he had served as Vice President, Secretary and Treasurer of the Company since December 1985. For more than five years prior to December 1985, Mr. Kenner was a Director, Secretary and Treasurer and stockholder of Arrow Chemical Corporation.

	Robert D. DeRosier is the retired Chairman of the Board of AmRep, Inc., a manufacturer of specialty chemicals, where he served until 1991. He received a Bachelor of Science in Chemical Engineering from Northwestern University.

	Clifton R. Duke is Chairman Emeritus of the Board of Directors of Container Supply, Inc., the principal business of which is the distribution and sale of rigid packaging products. He served as President and Chief Executive Officer of Chemscope Corporation, the principal business of which is the manufacture and sale of aerosol and liquid cleaning compounds. Mr. Duke is also General Partner of D&D Investments, the principal business of which is real estate development and leasing.

	Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

	The Company's Board of Directors has an Audit Committee composed of non-employee Directors Duke and DeRosier and the Company's Chairman, Morris Shwiff. The Company has no standing nominating or compensation committee. During the fiscal year ended December 31, 1999, the Audit Committee held a total of three meetings and the Board of Directors held a total of four meetings (or their equivalent), and each incumbent Director then serving participated in all of such meetings (or their equivalent).


Audit Committee Report

	The Audit Committee currently consists of two Directors, Messrs. Duke and DeRosier, who are independent and one Director, Mr. Shwiff, who would not be deemed independent as defined by NASDAQ listing standards. Mr.
Shwiff is active as the Chairman and an employee of the Company.
The Audit Committee has been appointed to review the Company's financial statements and its relationship with independent auditors. The Board has not adopted a written charter for the Audit Committee and is currently studying proposals for the adoption of a formal written charter, which the Board intends to adopt on or before June 14, 2000, the date required by NASDAQ listing requirements.

	As of the date of this proxy statement, the Audit Committee has not reviewed and discussed the audited financial statements for the year ended December 31, 1999 with management or discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. Nor has the Audit Committee received the written disclosures and the letter required by Independence Standards Board Standard No. 1 or discussed with the Company's auditors the auditors' independence. The Board intends to implement such procedures as part of the charter adoption process. The Audit Committee has therefore not been in a position to make any recommendation to the Board of Directors concerning the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB.

Compliance With Section 16(a) of the Exchange Act.

	Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, none of the Directors, executive officers or beneficial owners of more than 10 percent of the Company's Common Stock during fiscal 1999 failed to file any report under Section 16(a) of the Exchange Act with respect to the Company's most recent fiscal year.

                       	EXECUTIVE COMPENSATION

	The following table summarizes the monetary and non-monetary compensation paid by the Company during the three fiscal years ended December 31, 1999 to the Company's chief executive officer and to the Company's other executive officers.

	                SUMMARY COMPENSATION TABLE

                                                    		   Long-Term
                                                         Compensation Awards
                                                         -------------------
Name and                        Annual                    Number of Shares
Principal                       Compensation              Subject to
Position            Year        Salary      Bonus         Options Granted
--------            ----        ------      -----         ---------------
Morris Shwiff,      1999       $161,200  	$40,300          	0
Chairman of         1998       $161,200  	$40,300          	0
the Board           1997       $150,400  	$37,700           0

Mark I. Kenner,     1999       $154,700  	$38,675          	0
Director, Vice      1998       $154,700  	$38,675           0
Chairman and        1997       $144,300  	$36,075           0
Chief Executive
Officer

Fred Kenner,        1999        $148,200  $37,050          	0
Director, President 1998        $148,200  $37,050          	0
and Chief Operating 1997        $137,800  $34,450           0
Officer


Option Exercises and Fiscal Year End Option Values

	The following table reflects option exercises during the fiscal year ended
December 31, 1999, the number of shares underlying both exercisable and unexercisable options as of the fiscal year end and the value of unexercised
"in the money" options as of the fiscal year end:


     Number
     of Shares	         Number of Shares            Value of Unexercised
     Acquired           Underlying Unexercised      In the Money Options
     on       Value     Options at Fiscal Year End  at Fiscal Year End (1)
Name Exercise Realized  Exercisable Unexercisable   Exercisable Unexercisable
---- -------- --------  ----------- -------------   ----------- -------------
Morris
Shwiff  0 	   0         204,974      -              $384,326      -

Mark I.
Kenner  0 	   0         193,261      -              $362,364      -

Fred
Kenner  0 	   0         187,404      -              $351,384      -

(1) For purpose of calculating this value, the Company has utilized the closing price for the Company's common stock as of December 31, 1999 as reported by the Nasdaq SmallCap Market.


Employment Agreements

	The Company has entered into employment agreements with the Chairman, Vice
Chairman and President of the Company. The agreements provide a term of three years for the Chairman and five years each for the Vice Chairman and President, with evergreen provisions extending the term an additional year at the end of each year of service unless either party gives notice of intent not to renew at least six months prior to the end of each year of service.
These agreements also provide for a lump sum payment of the lesser of the compensation payable during the balance of the term or the amount $1.00 less than a "parachute" payment under the Internal Revenue Code if certain terms of the executives' employment are altered and the executive elects to terminate after a change of control of the Company. All such agreements contain provisions assigning all discoveries by the employee to the Company and restricting use or disclosure of confidential information.


   	                       INDEPENDENT AUDITORS

	The Board of Directors of the Company has selected Philip
Vogel & Co. PC as the Company's independent auditors for fiscal 2000.
Representatives of Philip Vogel & Co. PC are expected to be present at the Annual Meeting of Shareholders on May 24, 2000 to make any statement if they desire to do so and to respond to any appropriate questions of the shareholders.

      KPMG LLP ("KPMG") was previously the principal accountant for the Company. During 1998, the Company and KPMG engaged in discussions concerning fees for performing such work in the future, but were unable to reach agreement. Effective November 18, 1998, KPMG resigned.

	The former accountants' audit reports on financial statements of the Company as of December 31, 1997 and for the fiscal year ended December 31, 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the fiscal year ended December
31, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedures which, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The resignation of KPMG and the selection of Philip Vogel & Co., P.C. have been approved by the Audit Committee and the Board of Directors of the Company.


	                   SHAREHOLDERS' PROPOSALS

	The day by which proposals of shareholders intended to be presented at the 2001 annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting is December 29, 2000. It is important that proxies be returned promptly. Shareholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2000 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   Morris Shwiff, Chairman of the Board

Dallas, Texas
April 28, 2000




NOTICE: Upon written request from a shareholder of record at May
3, 2000 (or from any beneficial owner representing that he is or was entitled to vote at the meeting), the Company will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, including financial statement and schedules thereto and a list of exhibits not contained therein. The Company will furnish copies of the full text of any such exhibits, if requested, upon payment in advance of the fee prescribed therefor as specified in the list of exhibits accompanying the Annual Report on Form
10-KSB. Such fee will reflect the Company's reasonable expenses incurred in providing copies of the exhibits. Requests should be directed to:


                           	Morris Shwiff
	                   Arrow-Magnolia International, Inc.
                          	2646 Rodney Lane
                        	Dallas, Texas 75229


       	             THIS PROXY IS SOLICITED ON
	                BEHALF OF THE BOARD OF DIRECTORS OF
	                 ARROW-MAGNOLIA INTERNATIONAL, INC.

	The undersigned shareholder of Arrow-Magnolia International, Inc. (the
"Company"), revoking all prior proxies, does by these presents name, constitute and appoint Morris Shwiff and Fred Kenner and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value
$0.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on May 3, 2000 or in respect of which the undersigned is entitled to vote at the Company's
Annual Meeting of Shareholders, to be held on May 24, 2000 at 2646 Rodney
Lane, Dallas, Texas 75229, and at any and all adjournments thereof, on the following matters:

	1.   Election of Directors

   	 	FOR all nominees           			   WITHHOLD
	    	listed below (except           		AUTHORITY to vote
	    	as marked to the               		for all nominees
	    	contrary below)                		listed below

     	Morris Shwiff, Mark Kenner, Fred Kenner, Robert D. DeRosier and Clifton R. Duke.
      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

	2. In their discretion, upon such other procedural matters as may properly come before the meeting.

	Please complete, sign and mail this proxy promptly in the enclosed self-addressed envelope, which requires no postage if mailed in the United
States.  IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR"
MATTER NO. 1.

	The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and the Proxy Statement each dated April 28, 2000.

                              Dated               , 2000


                              Shareholder's Signature


                              Shareholder's Signature

                              NOTE: Please sign exactly as your name is
                                    shown on the left. If stock stands in two or more names, please have all sign. If this Proxy is executed by a corporation, it should be signed in the name of the corporation by an officer thereunto duly authorized. If this Proxy is to be signed as attorney, executor, administrator, trustee, guardian, or in any representative capacity, the title of the person signing should be given in full and any necessary documentary evidence of authority to sign this Proxy should be presented.











